EXHIBIT 10.17

                                                                  EXECUTION COPY



                            ASSET PURCHASE AGREEMENT



                                 BY AND BETWEEN



                                  CATCHER, INC.



                                       AND



                             LCM TECHNOLOGIES, INC.



                              AS OF APRIL 21, 2005


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                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I CONSTRUCTION; DEFINITIONS............................................1

   Section 1.1        Construction.............................................1
   Section 1.2        Definitions..............................................2
   Section 1.3        Other Definitions........................................5

ARTICLE II PURCHASE AND SALE...................................................5

   Section 2.1        Agreement to Purchase and Sell...........................5
   Section 2.2        Excluded Assets..........................................6
   Section 2.3        Assumption of Assumed Liabilities........................6
   Section 2.4        Excluded Liabilities.....................................7

ARTICLE III CONSIDERATION......................................................8

   Section 3.1        Purchase Price...........................................8

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF COMPANY...........................8

   Section 4.1        Organization.............................................8
   Section 4.2        Authorization............................................8
   Section 4.3        Absence of Restrictions and Conflicts....................8
   Section 4.4        Title to Assets; Related Matters.........................9
   Section 4.5        Legal Proceedings........................................9
   Section 4.6        Compliance with Law......................................9
   Section 4.7        Assumed Contracts........................................9
   Section 4.9        Brokers, Finders and Investment Bankers.................10

ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER.........................10

   Section 5.1        Organization............................................10
   Section 5.2        Authorization...........................................10
   Section 5.3        Absence of Restrictions and Conflicts...................10

ARTICLE VI CERTAIN COVENANTS AND AGREEMENTS...................................11

   Section 6.1        Conduct of Business by the Company......................11
   Section 6.2        Notices of Certain Events...............................11
   Section 6.3        Reasonable Efforts; Further Assurances; Cooperation.....11
   Section 6.5        Taxes; Expenses.........................................12

ARTICLE VII CONDITIONS TO CLOSING.............................................12

   Section 7.1        Conditions to Each Party's Obligations..................12
   Section 7.2        Conditions to Obligations of the Purchaser..............12
   Section 7.3        Conditions to Obligations of the Company................13

ARTICLE VIII CLOSING .........................................................14

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ARTICLE IX TERMINATION........................................................14

   Section 9.1        Termination.............................................14
   Section 9.2        Effect of Termination...................................15

ARTICLE X MISCELLANEOUS PROVISIONS............................................16

   Section 10.1       Notices.................................................16
   Section 10.2       Schedules and Exhibits..................................16
   Section 10.3       Assignment; Successors in Interest......................16
   Section 10.4       Captions................................................16
   Section 10.5       Controlling Law; Amendment..............................16
   Section 10.6       Consent to Jurisdiction, Etc............................17
   Section 10.7       Severability............................................17
   Section 10.8       Counterparts............................................17
   Section 10.9       Enforcement of Certain Rights...........................17
   Section 10.10      Waiver..................................................17
   Section 10.11      Transaction Costs.......................................17

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                                LIST OF EXHIBITS

Exhibit 7.2(e)(i)     Form of Bill of Sale
Exhibit 7.2(e)(ii)    Form of Assignment & Assumption Agreement

                                LIST OF SCHEDULES

Schedule 2.4(a)(ii)   Assumed Liabilities
Schedule 4.1          Qualifications to Do Business
Schedule 4.4          Title Exceptions
Schedule 4.5          Legal Proceedings
Schedule 4.8          Intellectual Property Exceptions
Schedule 4.11         Exceptions to Compliance with Law
Schedule 4.12         Assumed Contracts
Schedule 4.14         Officers and Employees

                                     -iii-
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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT"), dated as of April 21, 2005, is made and entered into by and among Catcher, Inc., a Delaware corporation (the "PURCHASER"), and LCM Technologies, Inc., a Delaware corporation ("LCM"). The Purchaser and LCM are sometimes individually referred to herein as a "PARTY" and collectively as the "PARTIES".

                              W I T N E S S E T H:

         WHEREAS, LCM is engaged in the business of provide turnkey secure, end to end video/data/voice solutions in area of security and defense industry (the "BUSINESS"); and

         WHEREAS, the Parties desire to enter into this Agreement pursuant to which LCM proposes to sell to the Purchaser, and the Purchaser proposes to purchase from LCM (the "ACQUISITION"), certain of the assets used or held for use by LCM in the conduct of its business as a going concern, and the Purchaser proposes to assume certain of the liabilities and obligations of LCM; and

         WHEREAS,   the  Parties   desire  to  make   certain   representations,
warranties, and agreements in connection with the Acquisition.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements, and conditions hereinafter set forth, and intending to be legally bound hereby, each Party hereby agrees as follows:

                                   ARTICLE I
                            CONSTRUCTION; DEFINITIONS

          Section 1.1 CONSTRUCTION. Unless the context of this Agreement otherwise clearly requires, (a) references to the plural include the singular, and references to the singular include the plural, (b) references to any gender include the other genders, (c) the words "include," "includes" and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation", (d) the term "or" has the inclusive meaning represented by the phrase "and/or", (e) the terms "hereof", "herein", "hereunder", "hereto" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (f) the terms "day" and "days" mean and refer to calendar day(s) and (g) the terms "year" and "years" mean and refer to calendar year(s). Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time,

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     and  (ii) a  particular  Law (as  hereinafter  defined)  means  such Law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time. All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this
     Agreement,   unless  otherwise  specified.  This  Agreement  shall  not  be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if all Parties had prepared it.

          Section 1.2 DEFINITIONS. The following terms, as used herein, have the following meanings:

         "AFFILIATE" of any specified Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

         "ASSUMED CONTRACTS" means those contracts, letters of intent, memoranda of understanding, and so called teaming agreements that are listed on SCHEDULE 4.12.

         "BUSINESS DAY" means any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of New York or San Diego.

         "CLOSING" means the  consummation of the  transactions  contemplated by
Article II.

         "CLOSING DATE" means the date on which the Closing occurs.

         "CODE" means the United States Internal Revenue Code of 1986.

         "CONFIDENTIAL INFORMATION" means any data or information of LCM (including trade secrets) that is valuable to the operation of the Business and not generally known to the public or competitors.

         "CONTROL" means, when used with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "GOVERNMENTAL ENTITY" means any federal, state, or local or foreign government, any political subdivision thereof or any court, administrative or regulatory agency, department, instrumentality, body, or commission or other governmental authority or agency, domestic, or foreign.

         "INTELLECTUAL PROPERTY" means any or all of the following and all rights, arising out of or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, technical data and customer lists, and all documentation relating to any of the foregoing throughout the world; (iii) all copyrights, copyright registrations and applications therefor, and

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all other rights corresponding thereto throughout the world; (iv) all industrial designs and any  registrations and applications  therefor  throughout the world;
(v) all internet uniform resource locators, domain names, trade names, logos, slogans, designs, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world;
(vii)  all  moral  and  economic  rights  of  authors  and  inventors,   however
denominated, throughout the world; and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

         "KNOWLEDGE" with respect to LCM means all facts actually known by any officer or director of LCM on the date hereof.

         "LAWS" means all statutes, rules, codes, regulations, restrictions, ordinances, orders, decrees, approvals, directives, judgments, injunctions, writs, awards and decrees of, or issued by, any Governmental Entities.

         "LCM ANCILLARY DOCUMENTS" means any certificate, agreement, document, or other instrument, other than this Agreement, to be executed and delivered by LCM in connection with the transactions contemplated hereby.

         "LCM INTELLECTUAL PROPERTY" means any Intellectual Property that is owned by LCM and used in connection with the Business, including LCM Software.

         "LCM SOFTWARE" means all software owned by LCM.

         "LEGAL DISPUTE" means any action, suit or proceeding between or among the Parties and their respective Affiliates arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document.

         "LIABILITIES" means any and all debts, liabilities, and obligations of any kind, nature, or type, whether accrued or fixed, absolute, contingent, or unliquidated, matured or unmatured, determined or determinable, known or unknown, or otherwise, including those arising under any applicable Law, any Proceeding, and any order, writ, judgment, injunction, decree, stipulation, determination, or award entered or issued by or with any Governmental Authority and those arising under any contract.

         "LICENSES" means all notifications, licenses, permits (including environmental, construction and operation permits), franchises, certificates, approvals, exemptions, classifications, registrations, and other similar documents and authorizations issued by any Governmental Entity, and applications therefor.

         "LIENS"  mean  all  mortgages,   liens,  pledges,  security  interests,
charges, claims, restrictions, and encumbrances of any nature whatsoever.

         "MATERIAL ADVERSE EFFECT" means any state of facts, change, event, effect, or occurrence (when taken together with all other states of fact, changes, events, effects or occurrences) that is or may be reasonably likely to be materially adverse to the financial condition, results of

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operations,   properties,   assets,   or   liabilities   (including   contingent
liabilities) of LCM, the Business or the Assets taken as a whole. A Material Adverse Effect shall also include any state of facts, change, event, or occurrence that shall have occurred or been threatened that (when taken together with all other states of facts, changes, events, effects, or occurrences that have occurred or been threatened) is or may be reasonably likely to prevent or materially delay the performance by LCM of any of its obligations hereunder or the consummation of the transactions contemplated hereby.

         "NON-ASSIGNABLE   CONTRACTS"  means  Assumed   Contracts  that  require
third-party consents for assignment that have not been obtained by LCM as of the Closing.

         "PATENT APPLICATION" means the U.S. patent application no. 10/888,515 (Portable Handheld Security Device).

         "PERMITTED  LIENS"  means (i) Liens for taxes not yet due and  payable,
(ii) statutory Liens of landlords, (iii) Liens of carriers, warehousemen, mechanics, material men, and repairmen incurred in the ordinary course of business consistent with past practice and not yet delinquent, and (iv) with respect to the Patent Application, any Lien that may exist pending satisfaction of LCM's obligations under the terms of that certain agreement between LCM and CFT/Moore which obligations shall be assumed by Purchaser under Section 2.3(b)(i).

         "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated organization, or Governmental Entity.

         "PROCEEDING" means any claim, action, litigation, suit, proceeding, or formal investigation, inquiry, audit or review of any nature, civil, criminal, regulatory, or otherwise, before any Governmental Authority.

         "PURCHASER ANCILLARY DOCUMENTS" means any certificate, agreement, document or other instrument, other than this Agreement, to be executed and delivered by the Purchaser in connection with the transactions contemplated hereby.

         "TAXES" means all taxes, assessments, charges, duties, fees, levies, and other governmental charges, including income, franchise, capital stock, real property, personal property, tangible, intangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, disability, transfer, sales, use, excise, license, occupation, registration, stamp, premium, environmental, customs duties, alternative or add-on minimum, estimated, gross receipts, value-added, and all other taxes of any kind for which LCM may have any liability imposed by any Governmental Entity, whether disputed or not, and any charges, interest, or penalties imposed by any Governmental Entity.

          "TERMINATION DATE" means the date prior to the Closing when this Agreement is terminated in accordance with Article IX.

         "TRADEMARK APPLICATIONS" means the U.S. trademark applications (1) CATCHER, Ser.

No. 78/433,770 and (2) SECURE CARGO VISION, Ser. No. 78/433,768.

          Section 1.3 OTHER DEFINITIONS. Each of the following terms is defined in the Section set forth opposite such term:

TERM                                                        SECTION
----                                                        -------

Acquisition........................................................   Recitals
Agreement..........................................................   Preamble
Assets.............................................................   2.1
Assumed Liabilities................................................   2.4(b)
Business...........................................................   Recitals
Deposits...........................................................   2.2(b)
Excluded Assets....................................................   2.3
Excluded Liabilities...............................................   2.5
Expiration Date....................................................   9.1(e)
LCM................................................................   Preamble
Parties...........................................................    Preamble
Party..............................................................   Preamble
Purchaser..........................................................   Preamble


                                   ARTICLE II
                                PURCHASE AND SALE

          Section 2.1 AGREEMENT TO PURCHASE AND SELL. Subject to the terms and conditions hereof, at the Closing and except as otherwise specifically provided in this Article II, LCM, in consideration for the payment of the Purchase Price in accordance with Section 3.1, shall grant, sell, assign, transfer, convey, and deliver to the Purchaser, and the Purchaser shall purchase and acquire from LCM, all right, title, and interest of LCM in and to:

               (a) all Assumed Contracts and all rights of LCM under the Assumed Contracts;

               (b) all patents, patent applications (including the Patent Application), copyrights, copyright applications, methods, know-how, software, technical documentation, processes, procedures, inventions, trade secrets, trademarks, trade names, service marks, service names, registered user names, technology, research records, data, designs, plans, drawings, manufacturing know-how and formulas, whether patentable or unpatentable, and other intellectual or proprietary rights or property of LCM (and all rights thereto, goodwill therein, and applications therefore except for the Trademark Applications), including all LCM Intellectual Property;

               (c) all rights in and under all  express  or implied  guarantees,
          warranties,  representations,   covenants,  indemnities,  and  similar
          rights in favor of LCM;

               (d) all information, files, correspondence, records, data, plans, reports, contracts and recorded knowledge, including customer, supplier, price and mailing lists, and all accounting or other books and records of LCM in whatever media retained or stored, including computer programs and disks pertaining to the Assumed Contracts, Patent Application, Trademark Application, and LCM Intellectual Property;

(collectively, the "ASSETS") free and clear of all Liens, other than the Permitted Liens and the Purchaser shall assume the Assumed Liabilities.

          Section 2.2 EXCLUDED ASSETS. Notwithstanding anything to the contrary set forth herein, the Assets shall not include any assets of LCM that are not Assets including the following assets, properties, and rights of LCM (collectively, the "EXCLUDED ASSETS"):

               (a) any permit, approval, license, qualification, registration, certification, authorization, or similar right that by its terms is not transferable to the Purchaser;

               (b) any accounts receivable;

               (c) the charter documents of LCM, minute books, stock ledgers, tax identification numbers, books of account, and other constituent records relating to the corporate organization of LCM;

               (d) the rights that accrue to LCM hereunder; and

               (e) any cash, cash equivalents, or marketable securities and all rights to any bank accounts of LCM.

          Section 2.3 ASSUMPTION OF ASSUMED LIABILITIES.

               (a) Except as provided in Section 2.3(b), the Purchaser shall not assume, in connection with the transactions contemplated hereby, any Liability of LCM whatsoever, and LCM shall retain responsibility for all Liabilities accrued as of or on the Closing Date and all Liabilities arising from LCM's operations prior to or on the Closing Date, whether or not accrued and whether or not disclosed.

               (b) As the sole exception to the provisions in Section 2.3(a), effective as of the close of business on the Closing Date, the Purchaser shall assume the following liabilities and obligations of LCM existing as of such time and arising out of the conduct of the Business prior to or on the Closing Date (collectively, the "ASSUMED LIABILITIES"):

                    (i) the  obligations  of LCM under each Assumed  Contract to the extent such obligations are not required to be performed on or prior to the Closing Date, are disclosed on the face of such Assumed Contract and accrue and relate to the operations of the Business subsequent to the Closing Date; and

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

                    (ii) those current liabilities of LCM of the types listed on
               SCHEDULE 2.3(a)(II).

          Section 2.4 EXCLUDED LIABILITIES. Specifically, and without in any way limiting the generality of Section 2.3(a), the Assumed Liabilities shall not include, and in no event shall the Purchaser assume, agree to pay, discharge, or satisfy any Liability hereunder or otherwise have any responsibility for any Liability (together with all other Liabilities that are not Assumed Liabilities, the "EXCLUDED LIABILITIES"):

               (a) relating to any Liability (including accounts payable) owed to the shareholders of LCM or any Affiliate of LCM;

               (b) for (i) Taxes with respect to any period or (ii) any liability of LCM for unpaid Taxes of any Person (other than LCM) under Treasury Regulations Section 1.1502-6 (or any similar provisions of state, local, or foreign law), as a transferee or successor, by contract or otherwise;

               (c)  for  any  indebtedness   with  respect  to  borrowed  money,
          including any interest or penalties accrued thereon;

               (d) relating to, resulting from, or arising out of, (i) claims made in pending or future suits, actions, investigations, or other legal, governmental, or administrative proceedings or (ii) claims based on violations of law, breach of contract, employment practices, or environmental, health, and safety matters or any other actual or alleged failure of LCM to perform any obligation, in each case arising out of, or relating to, (x) events that shall have occurred, (y) services performed, or (z) the operation of the Business, prior to the Closing;

               (e) pertaining to any Excluded Asset;

               (f)  relating  to,   resulting  from,  or  arising  out  of,  any
          non-Business operation of LCM any former operation of LCM that has been discontinued or disposed of prior to the Closing; or

               (g) under or relating to any LCM benefit plan, whether or not such liability or obligation arises prior to, on or following the Closing Date.

Such Excluded Liabilities shall include all claims, actions, litigation, and proceedings relating to any or all of the foregoing and all costs and expenses in connection therewith.

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                                  ARTICLE III
                                  CONSIDERATION

          Section 3.1 CONSIDERATION. As consideration for the grant, sale, assignment, transfer, and delivery of the Assets, the Purchaser shall assume and discharge the Assumed Liabilities.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         LCM hereby represents and warrants to the Purchaser as follows as of the date hereof and the Closing Date:

          Section 4.1 ORGANIZATION. LCM is a corporation duly formed and validly existing under the Laws of Delaware and has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted. LCM is duly qualified or registered as a foreign corporation to transact business under the Laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification or registration. LCM has heretofore made available to the Purchaser true, correct, and complete copies of its charter documents as currently in effect and its corporate record books with respect to actions taken by its shareholders and board of directors. SCHEDULE 4.1 contains a true and correct list of the jurisdictions in which LCM is qualified or registered to do business as a foreign corporation.

          Section 4.2 AUTHORIZATION. LCM has full power and authority to execute and deliver this Agreement and LCM Ancillary Documents and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and LCM Ancillary Documents by LCM and the performance by LCM of its obligations hereunder and thereunder and the consummation of the transactions provided for herein and therein have been duly and validly authorized by all necessary board and shareholder action on the part of LCM. The shareholders of the company and the board of directors of LCM have approved the execution, delivery, and performance of this Agreement and LCM Ancillary Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and LCM Ancillary Documents shall be as of the Closing Date, duly executed and delivered by LCM and do or shall, as the case may be, constitute the valid and binding agreements of LCM, enforceable against LCM in accordance with their respective terms, subject to applicable bankruptcy, insolvency, and other similar Laws affecting the enforceability of creditors' rights generally, general equitable principles, and the discretion of courts in granting equitable remedies.

          Section 4.3 ABSENCE OF RESTRICTIONS AND CONFLICTS. The execution, delivery, and performance of this Agreement, and LCM Ancillary Documents, the consummation of the transactions contemplated hereby and thereby and the fulfillment of and compliance with the terms and conditions hereof and thereof do not or shall not (as the case may be), with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under or create in any party the right to terminate, modify, or cancel, (a) any term or provision of the charter documents of LCM, (b) except as indicated on SCHEDULE 4.7, any Assumed Contract, (c) any judgment, decree, or order of any Governmental Entity to which LCM is a party or by which LCM or any of its respective properties is bound, or (d) any Law or arbitration award applicable to LCM, or the Business. No consent, approval, order or authorization of, or registration, declaration, or filing with, any Governmental Entity is required with respect to LCM in connection with the execution, delivery, or performance of this Agreement or LCM Ancillary Documents or the consummation of the transactions contemplated hereby or thereby.

          Section 4.4 TITLE TO ASSETS; RELATED MATTERS. . Except as set forth on
     SCHEDULE 4.4, LCM has (and shall convey to the Purchaser at the Closing) good and marketable title to the Assets, free and clear of all Liens except for Permitted Liens.

          Section 4.5 LEGAL PROCEEDINGS. Except as set forth on SCHEDULE 4.5, there is no suit, action, claim, arbitration, proceeding or investigation pending or, to the Knowledge of LCM, threatened against, relating to or involving LCM, the Business, or the Assets before any Governmental Entity. LCM is not subject to any judgment, decree, injunction, rule, or order of any court or arbitration panel.

          Section 4.6 COMPLIANCE WITH LAW. LCM is (and has been at all times since its incorporation) in compliance with all applicable Laws. Except as set forth on SCHEDULE 4.6, (i) LCM has not been charged with, and has received no written notice that it is under investigation with respect to, and, to the Knowledge of LCM, is not otherwise now under investigation with respect to, a violation of any applicable Law and (ii) LCM is not a party to, or bound by, any order, judgment, decree, injunction, rule or award of any Governmental Entity.

          Section 4.7 ASSUMED CONTRACTS. True, correct, and complete copies of all Assumed Contracts have been made available to the Purchaser. The Assumed Contracts are legal, valid, binding, and enforceable in accordance with their respective terms with respect to LCM and, to the Knowledge of LCM, each other party to such Assumed Contracts except that letters of intent, memoranda of understanding, and so called teaming agreements may be non-binding in accordance with their terms. Schedule 4.7 identifies with an asterisk each Assumed Contract set forth therein that requires the consent of or notice to the other party thereto to avoid any breach, default, or violation of such contract, agreement, or other instrument in connection with the transactions contemplated hereby, including the assignment of such Assumed Contract to the Purchaser.

          Section 4.8 INTELLECTUAL PROPERTY. Except as set forth on SCHEDULE 4.8

               (a) No LCM Intellectual Property or product or service of the Business related to LCM Intellectual Property is subject to any proceeding or outstanding decree, order, judgment, agreement, or stipulation (i) restricting in any manner the use, transfer or licensing thereof by LCM, or (ii) that may affect the validity, use, or enforceability of LCM Intellectual Property or any such product or service.

               (b) LCM owns and has good and exclusive title to, each item of LCM Intellectual Property, free and clear of any Lien (excluding licenses and related restrictions) except for Permitted Liens.

               (c) To the Knowledge of LCM, no Person has or is infringing or misappropriating any LCM Intellectual Property.

          Section 4.9 BROKERS, FINDERS AND INVESTMENT BANKERS. Neither LCM, nor any officer, member, director or employee of LCM nor any Affiliate of LCM, has employed any broker, finder, or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees, or finders' fees in connection with the transactions contemplated hereby.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser hereby represents and warrants to LCM and the Shareholder as follows:

          Section 5.1 ORGANIZATION. The Purchaser is a corporation duly organized, validly existing, and in good standing under the Laws of the Delaware as its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          Section 5.2 AUTHORIZATION. The Purchaser has full corporate power and authority to execute and deliver this Agreement and the Purchaser Ancillary Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Purchaser Ancillary Documents by the Purchaser, the performance by the Purchaser of its obligations hereunder and thereunder, and the consummation of the transactions provided for herein and therein have been duly and validly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been and, as of the Closing Date, the Purchaser Ancillary Documents shall be, duly executed and delivered by the Purchaser and do or shall, as the case may be, constitute the valid and binding agreements of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles, and the discretion of courts in granting equitable remedies.

          Section 5.3 ABSENCE OF RESTRICTIONS AND CONFLICTS. The execution, delivery, and performance of this Agreement and the Purchaser Ancillary Documents, the consummation of the transactions contemplated hereby and thereby and the fulfillment of, and compliance with, the terms and conditions hereof this Agreement and thereof do not or shall not (as the case may be), with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, or permit the acceleration of any obligation under, (a) any term or provision of the charter documents of the Purchaser, (b) any contract to which the Purchaser is a party, (c) any judgment, decree, or order of any Governmental Entity to which the Purchaser is a party or by which the Purchaser or any of its properties is bound, or (d) any Laws applicable to the Purchaser.

                                   ARTICLE VI
                        CERTAIN COVENANTS AND AGREEMENTS

          Section 6.1 CONDUCT OF BUSINESS BY LCM. For the period commencing on the date hereof and ending on the Closing Date, LCM shall, except as expressly required hereby and except as otherwise consented to in advance in writing by the Purchaser. Perform in all material respects all of its obligations under all, and not default or suffer to exist any event or condition with notice or lapse of time or both could constitute or default under any Assumed Contract (except those being contested in good faith) and not enter into, assume, or amend any contract or commitment that is or would be an Assumed Contract;

          Section 6.2 NOTICES OF CERTAIN EVENTS. LCM shall promptly notify the Purchaser of:

               (a) any change or event that, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect on the Assets or the Assumed Liabilities or otherwise result in any representation or warranty of LCM hereunder being inaccurate in any material respect;

               (b) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby;

               (c) any notice or other communication from any Governmental Entity in connection with the transactions contemplated hereby;

               (d) any action, suit, claim, investigation, or proceeding commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting LCM or the Business that, if pending on the date hereof, would have been required to have been disclosed pursuant to Section 4.5 or that relate to the consummation of the transactions contemplated hereby; and

               (e) any Asset or part thereof becoming the subject of any proceeding (or, to the Knowledge of LCM, threatened proceeding) for the taking thereof or of any right relating thereto by condemnation, eminent domain, or other similar governmental action.

         LCM hereby acknowledges that the Purchaser does not and shall not waive any right it may have hereunder as a result of such notifications.

          Section 6.3 REASONABLE EFFORTS; FURTHER ASSURANCES; COOPERATION. Subject to the other provisions hereof, each Party shall each use its reasonable, good faith efforts to perform its obligations hereunder and to take, or cause to be taken, and do, or cause to be done, all things necessary, proper or advisable under applicable Law to obtain all consents required as described on SCHEDULE 4.7 and all regulatory approvals and to satisfy all conditions to its obligations hereunder and to cause the transactions contemplated herein to be effected as soon as practicable, but in any event on or prior to the Expiration Date, in accordance with the terms hereof and shall cooperate fully with each other Party and its officers, directors, employees, agents, counsel, accountants and other designees in connection with any step required to be taken as a part of its obligations hereunder.

          Section 6.4 TAXES; EXPENSES. . Any Taxes or recording fees payable as a result of the Acquisition or any other action contemplated hereby shall be paid by Purchaser. The Parties shall cooperate in the preparation, execution, and filing of all returns, questionnaires, applications become payable in connection with the transaction contemplated hereby that are required or permitted to be filed at or prior to the Closing.

                                  ARTICLE VII
                              CONDITIONS TO CLOSING

          Section 7.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each Party to effect the transactions contemplated hereby shall be subject to the closing of the acquisition of Purchaser by U.S. Telesis Holdings, Inc. as provided in the Memorandum of Understanding dated April 20, 2005.

          Section 7.2 CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of each of the following additional conditions:

               (a) INJUNCTION. There shall be no effective injunction, writ, or preliminary restraining order or any order of any nature issued by a Governmental Entity of competent jurisdiction to the effect that the Acquisition may not be consummated as provided herein, no proceeding or lawsuit shall have been commenced by any Governmental Entity for the purpose of obtaining any such injunction, writ, or preliminary restraining order and no written notice shall have been received from any Governmental Entity indicating an intent to restrain, prevent, materially delay, or restructure the transactions contemplated hereby, in each case where the Closing would (or would be reasonably likely to) result in a material fine or penalty payable by the Purchaser or any of its Affiliates or to impose any restraint or restriction on Purchaser's operation of the Business following the Closing.

               (b) GOVERNMENTAL CONSENTS. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Entities required in connection with the execution, delivery, or performance hereof shall have been obtained or made, except where the failure to have obtained or made any such consent, approval, order, authorization, registration, declaration, or filing would not result in a material fine or penalty payable by the Purchaser or any of its Affiliates or any adverse effect on the assets, liabilities, results of operations, business, or prospects of the Business following the Closing.

               (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of LCM set forth in Article IV shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties that by their terms are qualified by materiality shall be true and correct in all respects.

               (d) NO MATERIAL ADVERSE EFFECT. Between the date hereof and the Closing Date, there shall not have occurred (nor shall the Purchaser have become aware of) any Material Adverse Effect;

               (e) ANCILLARY DOCUMENTS. LCM shall have delivered, or caused to be delivered, to the Purchaser the following:

                    (i) executed deeds, bills of sale, instruments of assignment, certificates of title, and other conveyance documents, dated as of the Closing Date, transferring to the Purchaser all of LCM's right, title and interest in and to the Assets, together with possession of the Assets, including the Bill of Sale (the "BILL OF SALE") substantially in the form of
               Exhibit 7.2(e)(i); and

                    (ii) documents evidencing the assignment of the Assumed Contracts and the assignment of any assignable Licenses, including the Assignment and Assumption Agreement (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") substantially in the form of Exhibit 7.2(e)(ii).

          Section 7.3 CONDITIONS TO OBLIGATIONS OF LCM. The obligations of LCM and the Shareholder to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of each of the following additional conditions:

               (a) INJUNCTION. There shall be no effective injunction, writ, or preliminary restraining order or any order of any nature issued by a Governmental Entity of competent jurisdiction to the effect that the Acquisition may not be consummated as provided herein, no proceeding or lawsuit shall have been commenced by any Governmental Entity for the purpose of obtaining any such injunction, writ, or preliminary restraining order and no written notice shall have been received from any Governmental Entity indicating an intent to restrain, prevent, materially delay or restructure the transactions contemplated hereby, in each case where the Closing would (or would be reasonably likely to) result in a material fine or penalty payable by LCM or a material restriction on LCM's operations as a result of such matter.

               (b) GOVERNMENTAL CONSENTS. All consents, approvals, orders or authorizations of, or  registrations,  declarations  or filings  with,  any  Governmental
          Entity required in connection with the execution, delivery or performance hereof shall have been obtained or made, except where the failure to have obtained or made any such consent, approval, order, authorization, registration, declaration or filing would not result in a material fine or penalty payable by LCM or a material restriction on LCM's operations.

               (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser set forth in Article V shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties that by their terms are qualified by materiality shall be true and correct in all respects.

               (d) ANCILLARY DOCUMENTS. The Purchaser shall have delivered, or caused to be delivered, to LCM and the Shareholder the following:

                    (i) documents evidencing the assumption of the Assumed Contracts the acceptance of the Assignable Licenses and the Assumed Liabilities, including the Assignment and Assumption Agreement; and

                    (ii) all other  documents  required  to be  entered  into or delivered by the Purchaser at or prior to the Closing pursuant hereto.

                                  ARTICLE VIII
                                     CLOSING

         The Closing shall occur simultaneously with the satisfaction or waiver of the conditions set forth in Article VII, or on such other date as the Parties may agree. The Closing shall take place at the offices of Piliero Goldstein Kogan & Miller, LLP; 10 East 53rd Street, New York, NY 10022, or at such other place as the Parties may agree.

                                   ARTICLE IX
                                   TERMINATION

          Section 9.1 TERMINATION. This Agreement may be terminated:

               (a) in writing by mutual consent of the Parties;

               (b) by written notice from LCM to the Purchaser, in the event the Purchaser (i) fails to perform in any material respect any of its agreements contained herein required to be performed by it at or prior to the Closing or (ii) materially breaches any of its representations and warranties contained herein, which failure or breach is not cured within 10 days following LCM having notified the Purchaser of its intent to terminate this Agreement pursuant to this Section 9.1(b);

               (c) by written notice from the Purchaser to LCM, in the event either LCM (i) fails to perform in any material respect any of its agreements contained herein required to be performed by it at or prior to the Closing or (ii) materially breaches any of its representations and warranties contained herein, which failure or breach is not cured within 10 days following the Purchaser having notified LCM of its intent to terminate this Agreement pursuant to this Section 9.1(c);

               (d) by written notice by LCM to the Purchaser or the Purchaser to LCM, as the case may be, in the event the Closing has not occurred on or prior to May 30, 2005 (the "EXPIRATION DATE") for any reason other than delay or nonperformance of the Party seeking such termination.

          Section 9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to this Article IX, this Agreement shall forthwith become void and there shall be no liability on the part of any Party or its partners, officers, directors or stockholders, except for obligations
     Section 10.1 (Notices), Section 10.5 (Controlling Law; Amendment),  Section
     11.6 (Consent to Jurisdiction, Etc.) and Section 10.11 (Transaction Costs) and this Section 9.2, all of which shall survive the Termination Date. Notwithstanding the foregoing, nothing contained herein shall relieve any Party from liability for any breach hereof.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

          Section 10.1 NOTICES. All notices, communications and deliveries hereunder shall be made in writing signed by or on behalf of the Party making the same, shall specify the Section pursuant to which it is given or being made, and shall be delivered personally or by UPS Next Day Air or other next day courier (with evidence of delivery and postage and other fees prepaid) as follows:


       To the Purchaser: CATCHER, INC.
                         C/O PGKM
                         10 EAST 53RD STREET
                         NEW YORK, NY 10022

                 To LCM: LCM TECHNOLOGIES, INC.
                         1165 VERA CRUZ
                         SAN MARCOS, CA  92069
                         Attn: MR. IRA TABANKIN


or to such  other  representative  or at such  other  address of a party as such party may furnish to the other parties in writing. Any such notice, communication or delivery shall be deemed given or made (a) on the date of delivery, if delivered in person, (b) on the first Business Day following delivery to a overnight courier service or (c) on the fifth Business Day following it being mailed by registered or certified mail.

          Section 10.2 SCHEDULES AND EXHIBITS. The Schedules and Exhibits are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full herein.

          Section 10.3 ASSIGNMENT; SUCCESSORS IN INTEREST. No assignment or transfer by any Party of such Party's rights and obligations hereunder shall be made except with the prior written consent of the other Parties; provided that the Purchaser shall, without the obligation to obtain the prior written consent of any other Party, be entitled to assign this Agreement or all or any part of its rights or obligations hereunder to one or more Affiliates of the Purchaser. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party shall also be a reference to the successors and permitted assigns thereof.

          Section 10.4 CAPTIONS. The titles, captions and table of contents contained herein are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

          Section 10.5 CONTROLLING LAW; AMENDMENT. This Agreement shall be governed by and construed and enforced in accordance with the internal Laws of the State of NEW YORK without reference to its choice of law rules. This Agreement may not be amended, modified, or supplemented except by written agreement of the Parties.

          Section 10.6 CONSENT TO JURISDICTION, ETC. Each Party hereby the County of New York irrevocably agrees that any Legal Dispute shall be brought only to the exclusive jurisdiction of the courts of the State of New York, County of New York or the federal courts located in the State of New York, County of New York, and each Party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocable waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that they any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum.

          Section 10.7 SEVERABILITY. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Law, each Party hereby waives any provision of law that renders any such provision prohibited or unenforceable in any respect.

          Section 10.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

          Section 10.9 ENFORCEMENT OF CERTAIN RIGHTS. Nothing expressed or implied herein is intended, or shall be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any right, remedy, obligation, or liability under or by reason of this Agreement, or result in such Person being deemed a third-party beneficiary hereof.

          Section 10.10 WAIVER. Any agreement on the part of a Party to any extension or waiver of any provision hereof shall be valid only if set forth in an instrument in writing signed on behalf of such Party. A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation, or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation, or warranty. A waiver by any Party of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

          Section 10.11 TRANSACTION COSTS. Except as provided above or as otherwise expressly provided herein, (a) the Purchaser shall pay its own fees, costs and expenses incurred in connection herewith and the transactions contemplated hereby, including the fees, costs and expenses of its financial advisors, accountants and counsel, and (b) LCM and the

     Shareholder shall pay the fees, costs and expenses of LCM and the Shareholder incurred in connection herewith and the transactions contemplated hereby, including the fees, costs, and expenses of their financial advisors, accountants and counsel.



                           [Signature Page To Follow]

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

                                                     CATCHER, INC.


                                                     By:   /s/ Ira Tabankin
                                                         -----------------------
                                                     Name: Ira Tabankin
                                                           ---------------------
                                                     Title: Chairman
                                                            --------------------


                                                     LCM Technologies, Inc.


                                                     By:   /s/ Ira Tabankin
                                                         -----------------------
                                                     Name: Ira Tabankin
                                                           ---------------------
                                                     Title: President
                                                            --------------------

                                 EXHIBIT 7(e)(i)

                              FORM OF BILL OF SALE

         (Capitalized terms used in this Bill of Sale that are not otherwise defined herein have the respective meanings ascribed thereto in the Asset Purchase Agreement, dated as of the __ day of April, 2005 (the "PURCHASE AGREEMENT"), by and among Catcher, Inc., a Delaware corporation (the "PURCHASER"), and LCM Technologies, Inc., a Delaware corporation (the "LCM").



         LCM, in accordance with and subject to terms of the Purchase Agreement, and for good and valuable consideration to it in hand paid, sufficiency and receipt of which are hereby acknowledged, hereby sells, transfers, conveys, assigns, and delivers to the Purchaser, and the successors and assigns of the Purchaser, all its rights, title and interest in, to, and with respect to, the following property (the "ASSETS"), free and clear of all Liens (except for the Permitted Liens):



                  1. except to the extent relating to the Excluded Assets or Excluded Liabilities, all information, files, correspondence, records, data, plans, reports, contracts and recorded knowledge, including customer, supplier, price and mailing lists, and all accounting or other books and records of LCM in whatever media retained or stored, including computer programs and disks pertaining to the Assumed
         Contracts, Patent Application, Trademark Application, and LCM Intellectual Property.

         LCM hereby authorizes the Purchaser to take any appropriate action to effectuate the transfer of the Assets to the Purchaser in accordance with the terms of the Purchase Agreement in the name of LCM or in its own or any other name.

         TO HAVE AND TO HOLD the Assets, unto the Purchaser and its successors and assigns, to and for its or their use forever.

         And LCM does hereby warrant, covenant and agree for the benefit of the Purchaser, and subject to the terms and conditions and limitations set forth in the Purchase Agreement, that LCM:

                  1. shall warrant and defend the sale of the Assets to the Purchaser against each and every Person whomsoever claiming or who may claim against any or all of the Assets;

                  2. shall take all sets necessary to put the Purchaser or its successors and assigns in actual possession and operating control of the Assets; and

                  3. shall do, execute and deliver, or shall cause to be done, executed and delivered, all such further acts and instruments that the Purchaser may reasonably request in order to fully effectuate the sale, transfer, conveyance, assignment, and delivery of the Assets in accordance with the terms and conditions and subject to the limitations of the Purchase Agreement.

         In the event of a conflict between the terms and conditions of this Bill of Sale and the Purchase Agreement, the terms, conditions and limitations of the Purchase Agreement shall prevail.

         IN WITNESS WHEREOF, LCM has caused this Bill of Sale to be signed by its authorized officer on this __ day of April, 2005.



                                       CATCHER, INC.




                                       ___________________________________
                                       By:

                                                Name:

                                                Title:

                                EXHIBIT 7(e)(iii)
                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT



         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated this __ day of April, 2005 (this "AGREEMENT") by and between LCM TECHNOLOGIES, INC., a Delaware corporation ("LCM"), and CATCHER, INC., a Delaware corporation (the "ASSIGNEE").



         WHEREAS, the parties hereto have entered into an Asset Purchase Agreement, dated as of April __, 2005 (the "PURCHASE AGREEMENT"; capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement), pursuant to which, among other things, LCM has agreed to sell, and the Assignee has agreed to purchase, certain assets, rights, and interest owned by LCM and certain assets, rights, and interests otherwise utilized in the operation of, or otherwise in connection with, the Business (as defined in the Purchase Agreement);



         WHEREAS,   LCM  has  entered  into  or  executed  various   agreements,
instruments, and other documents in connection with the Business; and



         WHEREAS, in accordance with the terms of the Purchase Agreement, subject to the terms and conditions thereof and of this Agreement, LCM desires to assign, and the Assignee desires to assume, certain of such agreements, instruments, and other documents.



         NOW, THEREFORE, in consideration of the premises hereof, the mutual representations, warranties, covenants, and agreements set forth in this Agreement and the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto intending to be legally bound, does hereby agree as follows:

                                    ARTICLE I

                            ASSIGNMENT AND ASSUMPTION



SECTION 1.1.      ASSIGNMENT.



         In accordance with the terms and conditions of the Purchase Agreement, LCM hereby assigns, transfers, conveys, and delivers to the Assignee all its rights, title and interest in, under, and with respect to:



                  (a) the Assumed Contracts (including all monies remaining to be paid to LCM thereunder);



                  (b) all patents,  patent  applications  (including  the Patent
         Application), copyrights, copyright applications, methods, know-how, software, technical documentation, processes, procedures, inventions, trade secrets, trademarks, trade names, service marks, service names, registered user names, technology, research records, data, designs, plans, drawings, manufacturing know-how and formulas, whether patentable or unpatentable, and other intellectual or proprietary rights or property of LCM (and all rights thereto, goodwill therein, and applications therefore including the Trademark Applications), including all LCM Intellectual Property; and


                  (c) all rights in and under all express or implied guarantees, warranties, representations, covenants, indemnities, and similar rights in favor of LCM free and clear of all Liens  (except  for the  Permitted  Liens and the  Assumed
Liabilities)  (such  assignment,   transfer,   conveyance,   and  delivery,  the
"ASSIGNMENT").



SECTION 1.2       ACCEPTANCE AND ASSUMPTION.



         The Assignee hereby accepts the Assignment and takes and assumes the unperformed or unfulfilled obligations and liabilities of LCM, effective as of the date hereof with respect to the items listed in Section 1.1 (the "ASSUMPTION"). [Without limiting the generality of the foregoing, the Assumption shall not include any obligation or Liability with respect to any of the Excluded Liabilities.]

                                   ARTICLE II

                               GENERAL PROVISIONS



SECTION 2.1       FURTHER ACTION



         Each Party shall execute and deliver such documents and other papers and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby.



SECTION 2.2       HEADINGS.



         The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



SECTION 2.3       SEVERABILITY.



         If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

SECTION 2.4       ENTIRE AGREEMENT.



         This Agreement, together the Purchase Agreement, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, except as otherwise expressly provided herein. In the event of a conflict between the terms and conditions of this Agreement and the Purchase Agreement, the terms and conditions of the Purchase Agreement shall prevail.



SECTION 2.5       ASSIGNMENT.



         Neither party hereto may assign this Agreement or any rights hereunder, or delegate any obligations hereunder, without the prior written consent of the other party; PROVIDED, HOWEVER, the Assignee may assign this Agreement or any of its rights hereunder, and the delegate any of its obligations hereunder, to any of its Affiliates without the consent of LCM; provided such assignment shall not relieve Assignee of its obligations hereunder or pursuant to the terms and conditions of the Purchase Agreement.



SECTION 2.6       NO THIRD-PARTY BENEFICIARIES.



         This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.



SECTION 2.7       AMENDMENT; WAIVER.



         No amendment, modification, or termination of any provision of this Agreement shall be effective unless the same shall be contained in a writing signed by each party hereto. The failure of the applicable party hereto to insist upon the strict performance of any term, condition, or other provision of this Agreement or to exercise any right or remedy hereunder, shall not constitute a waiver by such applicable party of any such term, condition, or other provision or a waiver of any default or event of default in connection therewith; and any waiver by an applicable party hereto of any such term, condition, other provision, default or event of default shall not affect or alter this Agreement, and each and every term, condition and other provision hereof shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent default or event of default.



SECTION 2.8       GOVERNING LAW.



         This Agreement shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York without reference to its choice of law rules.



SECTION 2.9       COUNTERPARTS.



         This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed as of the date first written above by its officer thereunto duly authorized.



                                             CATCHER, INC.




                                             ___________________________________
                                             By:

                                                      Name:

                                                      Title:



                                             LCM TECHNOLOGIES, INC.




                                             ___________________________________

                                             By:

                                                      Name:

                                                      Title: